10(a)                   Independent Auditors' Consent


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-93871 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company), which is a part of such Registration
Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

Chicago, Illinois
April 28, 2000

10(b)                   Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS

                                   CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 333-93871).


/s/ Freedman, Levy, Kroll & Simonds
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FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
May 1, 2000